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Scudder Gold Fund

Classes A, B and C

Annual Report

October 31, 2001

"Gold stocks were among the market's strongest performers since November 2000 amid rapid industry consolidation."

Contents

3 Performance Summary

6 Economic Overview

8 Portfolio Management Review

15 Portfolio Summary

17 Investment Portfolio

19 Consolidated Financial Statements

23 Consolidated Financial Highlights

26 Notes to Consolidated Financial Statements

34 Report of Independent Accountants

35 Officers and Directors

36 Investment Products and Services

38 Account Management Resources

Scudder Gold Fund	Nasdaq Symbol	CUSIP Number
Class A	SGDAX	810904-300
Class B	SGDBX	810904-409
Class C	SGDCX	810904-508

Zurich Scudder Investments, Inc., is a leading global investment management firm, managing more than $325 billion in assets for individuals, corporate clients, retirement and pension plans, and insurance companies.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Performance Summary October 31, 2001

Average Annual Total Returns (Unadjusted for Sales Charge)
Scudder Gold Fund	1-Year	3-Year	5-Year	10-Year
Class A(a)	28.94%	2.69%	-11.69%	.62%
Class B(a)	27.88%	1.86%	-12.40%	-.19%
Class C(a)	27.90%	1.88%	-12.38%	-.17%
S&P 500 Index+	-24.91%	.04%	10.04%	12.76%

Sources: Lipper, Inc. and Zurich Scudder Investments, Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 10/31/01	$ 6.83	$ 6.81	$ 6.81
6/25/01 (commencement of sales)	$ 6.81	$ 6.81	$ 6.81

Class S Lipper Rankings - Gold Oriented Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	20	of	34	58
3-Year	6	of	30	20
5-Year	11	of	25	43
10-Year	1	of	17	6

Rankings are historical and do not guarantee future results.

Source: Lipper, Inc.

(a) On June 25, 2001, the Fund began offering additional classes of shares, namely the Class A, B and C shares. Returns shown for Class A, B and C shares for the periods prior to their inception are derived from the historical performance of Class S shares of the Scudder Gold Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. The difference in expenses will affect performance.

Growth of an Assumed $10,000 Investment(b) (Adjusted for Sales Charge)
-- Scudder Gold Fund - Class A -- S&P 500 Index+

Yearly periods ended October 31

Comparative Results (Adjusted for Sales Charge)
Scudder Gold Fund		1-Year	3-Year	5-Year	10-Year
Class A(c)	Growth of $10,000	$12,153	$10,205	$5,062	$10,021
	Average annual total return	21.53%	.68%	-12.73%	.02%
Class B(c)	Growth of $10,000	$12,488	$10,368	$5,111	$9,812
	Average annual total return	24.88%	1.21%	-12.56%	-.19%
Class C(c)	Growth of $10,000	$12,790	$10,575	$5,165	$9,836
	Average annual total return	27.90%	1.88%	-12.38%	-.17%
S&P 500 Index+	Growth of $10,000	$7,509	$10,012	$16,136	$33,236
	Average annual total return	-24.91%	.04%	10.04%	12.76%

The growth of $10,000 is cumulative.

(b) The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
(c) On June 25, 2001, the fund began offering an additional three classes of shares, namely the Class A, B and C shares described herein. Returns shown for Class A, B and C shares for the periods prior to their inception are derived from the historical performance of Class S shares of the Scudder Gold Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.75%. Class B share performance is adjusted for the applicable CDSC, which is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance.
+ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Returns and rankings may differ by share classes.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview

Economic Outlook: Recession, Then Recovery

Dear Shareholder:

On the morning of September 11, economic conditions were uncertain at best, and the terrorist attacks in the United States on the World Trade Center and the Pentagon only increased the odds of recession. In the wake of the attacks, U.S. policymakers are moving aggressively to provide fiscal and monetary stimulus to keep the economy on track.

U.S. consumers had too much debt and were trying to rein in their spending when the terrorist attacks sapped their confidence, and now they're spending less. Although people will still buy groceries, visit the doctor and pay their child's tuition, we don't expect total consumption to get back to this past summer's level before the end of 2002. As their customers retrench, business executives will likely do the same. They have already cut capital spending and will review outlays for the coming months. As a result, we expect the economy to continue its decline until early next spring.

Despite America's current malaise, the rest of the world is still looking to us to spark global growth. Japan remains in recession, and output is slipping in the largest European countries. But policymakers elsewhere may finally be getting the message that world growth is at risk. The European Central Bank recently surprised markets with a rate cut of half a percentage point, and Japan's government has vowed to get serious about reform. These moves, while welcome, will take time to bear fruit.

Before stuffing money under the mattress, investors can take heart that U.S. policymakers have been quick to act to bolster the world's largest economy. At the exact moment when the private sector is cutting back, the government is stepping up with huge new outlays. What's good about these outlays is that they aren't new programs that will last forever, and the economy will reap the benefits quickly. This stimulus may not prevent two or three quarters of negative growth, but it should shorten the correction process.

Recessions are never welcome, but they force people and businesses to reduce the excesses built up in a boom. We believe individuals and

Economic Guideposts Data as of 10/31/01
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	U.S. Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in U.S. consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Sources: Bloomberg Business News, Zurich Scudder Investments, Inc.

businesses are likely to react by aggressively correcting excesses that have built up over the past several years. That will hurt now but will brighten the medium- to long-term outlook.

We believe Americans will quickly put their houses in order, and by the end of 2002, the stage should be set for another expansion. Because the markets are forward looking, financial asset prices here and abroad may begin to anticipate stronger growth before then - an important point for investors to keep in mind as they evaluate their holdings.

Zurich Scudder Investments, Inc.
Economics Group

November 13, 2001

The sources, opinions and forecasts expressed are those of the economic advisors of Zurich Scudder Investments, Inc. as of November 13, 2001, and may not actually come to pass.

Portfolio Management Review

Scudder Gold Fund: A Team Approach to Investing

[Portfolio Manager(s) Photograph(s)]

Scudder Gold Fund is managed by a team of Zurich Scudder Investments, Inc. (the "Advisor") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Advisor's large staff of economists, research analysts, traders, and other investment specialists who work in offices across the United States and abroad. The Advisor believes that a team approach benefits fund investors by bringing together many disciplines and leveraging the firm's extensive resources.

Co-Lead Portfolio Manager Nick Raffan joined the Advisor in 1995 and the fund team in 2001. Mr. Raffan began his investment career in 1974.

Co-Lead Portfolio Manager Darko Kuzmanovic joined the Advisor in 2000 and the fund team in 2001. Mr. Kuzmanovic began his investment career in 1983.

Scudder Gold Fund Portfolio Managers Darko Kuzmanovic and Nick Raffan are based in Sydney, Australia. Below, they offer their perspective and outlook for the world's gold markets and the fund.

Q: Stock market conditions have been exceptionally volatile. How did Scudder Gold Fund perform in fiscal year 2001?

A: Scudder Gold Fund provided a robust 28.94 percent return (Class A shares imputed and unadjusted for sales charge) for the 12 months ended October 31, 2001. This contrasts with a return of -24.91 percent for the unmanaged Standard & Poor's 500 index for the period. The fund's returns were modestly less than the 30.28 percent average return of the average fund in Lipper's gold-oriented mutual funds category for the one-year period ended October 31, 2001. The fund's portfolio and those of its peers contain stocks of all sizes concentrated in one sector, while the S&P 500 is a group of large-company stocks in many industries.

Gold stocks were among the market's strongest performers since November 2000 amid rapid industry consolidation and the worst performance for many industrial and consumer growth stocks since the mid-1970s. For the three-year period ended October 31, 2001, Scudder Gold Fund's positive 2.69 percent average annual return (Class A shares imputed and unadjusted for sales charge) contrasts with a 0.04 percent average annual return for the S&P 500 and a -2.11 percent annualized return for the average gold fund as tracked by Lipper.

We attribute Scudder Gold Fund's underperformance this past year relative to its peer group average to holdings in Barrick Gold and Newcrest, two gold mining companies whose stocks were weak. Barrick, a Canadian company, was the fund's largest holding as of October 31, 2001, while Newcrest, an Australian company, represented 0.53 percent of the portfolio.

Q: Why did gold mining stocks perform well this past year?

A: Gold stocks performed well during most of 2001 because the price of gold held steady while deteriorating economic conditions resulted in significant weakness in some industrial sectors. This was reflected in the relatively poor performance of the S&P 500 and other unmanaged market indices. Another factor that supported the gold sector were falling interest rates, which made it cheaper for gold companies to finance debt. In the United States, the Federal Reserve Board slashed the interest rate that banks charge each other for overnight loans (the federal funds rate) from 6.50 percent in January 2001 to 2 percent as of mid-November, the lowest level in 40 years.

During the year, stocks of North American gold producers traded at big premiums to stocks of South African and Australian producers. This, in part, influenced an acquisition announced on November 14, 2001 that would create the world's largest gold mining company and may affect the industry in the year ahead. On that date, Newmont Mining offered to buy Franco Nevada, a Canadian listed royalty company, and Normandy Mining, Australia's largest gold miner (not in the portfolio as of October 31, 2001).

Many years of falling gold prices (adjusting for inflation) have prevented the gold industry from earning adequate returns on capital. By consolidating around the world, gold mining firms believe that they will lower their cost base and increase shareholder value. Industry mergers announced this past summer include Barrick Gold's plan to buy Homestake Mining. Delta Gold also agreed to buy Goldfields (2.9 percent of the portfolio). Delta Gold and Goldfields are both based in Australia.

Because South African and Australian gold mining firms sold at lower prices compared to similar firms in other countries, corporate merger activity centered on Australia in the past year. We positioned the fund to benefit from this trend, holding positions in each of the seven above-mentioned companies during the year. With the exception of Barrick and Newcrest, the fund's positioning contributed positively to our results. The fund's Normandy holdings were sold in late summer. In the year ahead, we believe South African firms will seek more investments abroad with the aim of reducing the discount that investors apply to South African gold stocks. In our opinion, this will result in further acquisitions in Australia and mergers in North America.

Q: In addition to the consolidation theme, what else did you look for in selecting stocks for the portfolio this past year?

A: The portfolio is actively managed within the framework of a weak gold price environment. Historically the fund has focused on companies with strongest financial strength. While this strategy cost us a modest amount of return relative to other gold-oriented funds this past year, we are pleased to report that the fund's approach has helped Scudder Gold Fund's total return to rank No. 1 among its 17 Lipper peers for the 10-year period ended October 31, 2001.*

* For Class S shares. The fund's total return for Class S shares ranked 20th of 34 funds, 6th of 30 funds, 11th of 25 funds and 1st of 17 funds for the 1-, 3-, 5- and 10-year periods ended 10/31/01. Class AARP shares ranked 19th of 34 funds for the 1-year period ended 10/31/01. Class AARP shares were introduced on 10/02/00 and Class A, B and C shares were introduced on 6/25/01. Class S shares were closed to new investors on 12/29/00.

During the year, we positioned Scudder Gold Fund with holdings in:

• larger, well-capitalized companies like Barrick Gold, Placer Dome and Homestake, the sector's leading gold producers, and

• mid-size companies with low cost production and good exploration results adding to shareholder value, some of which we believe are also attractive takeover targets. For example Compania de Minas Buenaventura, a Peruvian gold mining firm, Meridian (2.2 percent of the portfolio) and Goldcorp.

In addition, we foresaw that Australia's fragmented gold industry would consolidate. Throughout the year we maintained a strong weighting in this country's gold stocks, and with the exception of the fund's holdings in Newcrest, this positioning enhanced the fund's returns. In October, Newcrest disappointed analysts with negative information about its gold price hedging activity. This resulted in a sharp fall in the stock price. Newcrest's CEO also resigned, which in the opinion of some market analysts, bought into question management's credibility.

Q: What effect, if any, did the terrorism in the United States this past autumn have on the world's gold markets?

A: There was a modest rise in gold prices after September 11 to about $295 an ounce. In our view, in order for gold prices to advance much beyond current levels, there needs to be a sustained increase in demand for gold jewelry. This will come only when consumers are confident enough to increase spending on luxury goods. We believe it is important to keep in mind that despite its ancient history as a store of value in times of crisis, gold today is primarily a cyclical commodity whose value is tied to consumer affluence.

Well before the events of September 11, mining companies were preparing for hard times. This past spring, gold prices hit a two-and-a-half-year low of $254, prompting some companies to put new mining projects on hold. While gold gradually rose almost $50 an ounce between April and September, we feel that gold prices are still at a level that makes it exceptionally difficult for many mines to operate at a profit.

Q: When the global economy recovers, do you believe the gold industry will do anything to boost consumer demand?

A: In October 2001, a study by the consulting firm of McKinsey & Co. concluded that if gold mining firms increased marketing outlays to $200 million a year by 2004, the industry could raise gold sales by as much as 13 percent a year from a current annual consumption level of about 3,900 tons. In McKinsey's opinion, that could raise the price of gold by up to $40 an ounce, all things being equal. We're skeptical about that prediction. In order to spend that much on marketing, gold mining firms would have to contribute $4 for each ounce they produce. From what we can see, most gold mining firms don't have the cash flow to afford such an assessment by the World Gold Council, a trade group that coordinates industry marketing. Currently, global consumer demand for gold jewelry is weak. One sign of this was that on September 14, India said it expected gold exports to the United States next year to fall substantially, according to Bloomberg Business News. India makes one-fifth of the world's gold jewelry.

Q: What is your outlook for the year ahead?

A: While we are pleased to see that calendar year 2001 has so far turned out to be one of the best years for gold stocks since the mid-1990s, we feel we must sound a note of caution for the coming months. At current prices most gold stocks are overvalued on most fundamental valuation criteria. We doubt that investors will see exceptional double-digit returns in 2002 unless the gold price increases substantially above $300/oz. That said, however, we believe selected gold mining stocks still offer solid potential. In our view, the industry's merger trend and the uncertain global economic environment are likely to persist and therefore support the sector and gold price at present levels. Overall, we see the gold industry's performance of this past year as confirmation of the potential benefits of diversification. We believe that allocating a small portion of one's equity portfolio to a gold-oriented mutual fund makes sense for risk-tolerant, long-term investors seeking exposure to multiple asset classes.

The views expressed above reflect those of the portfolio managers only as of 11/16/01. The managers' views are subject to change at any time, based on market and other conditions. This market commentary is not intended as a recommendation of any specific security.

Portfolio Summary October 31, 2001

Asset Allocation	10/31/01	10/31/00

Equity Holdings	96%	92%
Cash Equivalents	4%	8%
	100%	100%

Quality Distributions	10/31/01	10/31/00

Tier breakdown of the Fund's common stocks Tier I: Premier gold producing companies	66%	72%
Tier II: Major established gold producers	27%	11%
Tier III: Junior gold producers with medium cost production	2%	3%
Tier IV: Companies with some gold production on stream or in startup	-	5%
Tier V: Primarily exploration companies with or without mineral reserves	5%	9%
	100%	100%

Asset allocation and quality distribution are subject to change.

Ten Largest Equity Holdings at October 31, 2001* (69.5% of Portfolio)
1. Barrick Gold Corp. Explorer and producer of gold	Canada	14.2%
2. Placer Dome, Inc. Miner of gold, silver and copper	Canada	10.5%
3. Franco-Nevada Mining Corp., Ltd. Operator of gold mining business	Canada	8.4%
4. Goldcorp, Inc. Producer of gold	Canada	6.3%
5. Newmont Mining Corp. Explorer and miner of gold	United States	5.7%
6. Anglo American PLC Producer of platinum	South Africa	5.0%
7. Compania de Minas Buenaventura SA Operator of silver mining, copper and gold exploration and development business	Peru	5.0%
8. Delta Gold Ltd. Explorer of platinum property	Australia	4.9%
9. Gabriel Resources Ltd. Operator of a mining and exploration company	Canada	4.9%
10. Homestake Mining Co. Miner of gold	United States	4.6%

* Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 17. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of October 31, 2001

	Shares	Value ($)
Common Stocks 96.4%
Australia 12.7%
Delta Gold Ltd. (Explorer of platinum property)	4,200,000	4,844,105
Goldfields Ltd. (Explorer of gold ore supplies)	2,266,206	2,842,023
Lihir Gold Ltd. (Explorer and developer of gold) (b)	4,250,000	2,525,805
Newcrest Mining Ltd. (Producer and explorer of gold)	300,000	515,234
Sons of Gwalia Ltd. (Explorer of gold and mining)	475,000	1,703,344
		12,430,511
Canada 48.8%
Barrick Gold Corp. (Explorer and producer of gold)	895,000	13,953,050
Franco-Nevada Mining Corp., Ltd. (Operator of gold mining business)	580,000	8,254,928
Gabriel Resources Ltd. (Operator of a mining and exploration company) (b)	1,975,000	4,788,557
Goldcorp, Inc. (Producer of gold)	520,000	6,123,811
IAMGOLD Corp. (Miner of precious metals) (b)	1,000,000	2,172,681
Meridian Gold, Inc. (Explorer and producer of gold) (b)	200,000	2,190,000
Placer Dome, Inc. (Miner of gold, silver and copper)	890,000	10,312,992
		47,796,019
Peru 5.0%
Compania de Minas Buenaventura SA "B" (ADR) (Operator of silver mining, copper and gold exploration and development business)	240,000	4,862,400
South Africa 14.9%
Anglo American Platinum Corp. (Producer of platinum)	125,000	4,081,428
Anglo American PLC (Producer of platinum)	380,000	4,866,860
AngloGold Ltd. (ADR) (Explorer and producer of gold)	150,000	2,488,500
Impala Platinum Holdings Ltd. (Miner of platinum)	90,000	3,199,881
		14,636,669
United Kingdom 4.7%
Brancote Holdings PLC (Investor in exploratory mining and drilling ventures) (b)	150,000	315,458
Lonmin PLC (Miner of platinum, gold and coal)	370,000	4,254,136
		4,569,594
United States 10.3%
Homestake Mining Co. (Miner of gold)	550,000	4,510,000
Newmont Mining Corp. (Explorer and miner of gold)	240,000	5,568,000
		10,078,000
Total Common Stocks (Cost $91,936,238)		94,373,193

	Principal Amount ($)
Repurchase Agreements 1.6%
Salomon Smith Barney, 2.6% to be repurchased at $1,589,115 on 11/1/2001 (Cost $1,589,000) (c)	1,589,000	1,589,000

Cash Equivalents 2.0%
Federal Home Loan Bank, 2.46%, 11/1/2001 (Cost $2,000,000)	2,000,000	2,000,000
Total Investment Portfolio - 100.0% (Cost $95,525,238) (a)		97,962,193

(a) The cost for federal income tax purposes was $97,752,974. At October 31, 2001, net unrealized appreciation for all securities based on tax cost was $209,219. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $6,562,701 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $6,353,482.
(b) Non-income producing security.
(c) Repurchase agreements are fully collateralized by U.S. Treasury or government agency securities.

The accompanying notes are an integral part of the financial statements.

Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities as of October 31, 2001
Assets
Investments in securities, at value (cost $95,525,238)	$ 97,962,193
Cash	666
Foreign currency, at value (cost $204,056)	204,056
Receivable for investments sold	2,994,056
Dividends receivable	69,752
Interest receivable	115
Receivable for Fund shares sold	194,822
Total assets	101,425,660
Liabilities
Payable for investments purchased	2,168,650
Payable for Fund shares redeemed	770,089
Accrued management fee	85,185
Other accrued expenses and payables	67,862
Total liabilities	3,091,786
Net assets, at value	$ 98,333,874
Net Assets
Net assets consist of: Undistributed net investment income	980,440
Net unrealized appreciation (depreciation) on: Investments	2,436,955
Foreign currency related transactions	(5,629)
Accumulated net realized gain (loss)	(87,256,616)
Paid-in capital	182,178,724
Net assets, at value	$ 98,333,874

The accompanying notes are an integral part of the financial statements.

Consolidated Statement of Assets and Liabilities as of October 31, 2001 (continued)
Net Asset Value
Class AARP Net Asset Value, offering and redemption price per share ($1,215,048 / 177,779 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 6.83
Class S Net Asset Value, offering and redemption price per share ($96,421,182 / 14,109,327 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 6.83
Class A Net Asset Value and redemption price per share ($269,111 / 39,422 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 6.83
Maximum offering price per share (100 / 94.25 of $6.83)	$ 7.25
Class B
Net Asset Value, offering and redemption price per share (subject to contingent deferred sales charge) ($337,993 / 49,656 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)
$ 6.81
Class C
Net Asset Value, offering and redemption price per share (subject to contingent deferred sales charge) ($90,540 / 13,297 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)
$ 6.81

The accompanying notes are an integral part of the financial statements.

Consolidated Statement of Operations for the year ended October 31, 2001
Investment Income
Income: Dividends (net of foreign taxes withheld of $118,646)	$ 2,547,932
Interest	225,459
Total Income	2,773,391
Expenses: Management fee	928,880
Administrative fee	543,662
Distribution service fees	540
Directors' fees and expenses	4,056
Total expenses	1,477,138
Net investment income (loss)	1,296,253
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments - Unaffiliated issuers	9,448,200
Investments - Affiliated issuers	(1,178,536)
Foreign currency related transactions	(185,846)
8,083,818
Net unrealized appreciation (depreciation) during the period on: Investments	13,289,288
Foreign currency related transactions	(5,739)
13,283,549
Net gain (loss) on investment transactions	21,367,367
Net increase (decrease) in net assets resulting from operations	$ 22,663,620

The accompanying notes are an integral part of the financial statements.

Consolidated Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended October 31,
	2001	2000
Operations: Net investment income (loss)	$ 1,296,253	$ 298,653
Net realized gain (loss) on investment transactions	8,083,818	845,842
Net unrealized appreciation (depreciation) on investment transactions during the period	13,283,549	(23,654,343)
Net increase (decrease) in net assets resulting from operations	22,663,620	(22,509,848)
Distributions to shareholders from: Net investment income: Class AARP	(148)	-
Class S	(252,642)	(1,472,493)
Fund share transactions: Proceeds from shares sold	94,721,504	177,226,990
Reinvestment of distributions	240,034	1,377,082
Cost of shares redeemed	(100,997,345)	(188,952,298)
Net increase (decrease) in net assets from Fund share transactions	(6,035,807)	(10,348,226)
Increase (decrease) in net assets	16,375,023	(34,330,567)
Net assets at beginning of period	81,958,851	116,289,418
Net assets at end of period (including undistributed net investment income of $980,440 and accumulated distributions in excess of net investment income of $26,282, respectively)	$ 98,333,874	$ 81,958,851

The accompanying notes are an integral part of the financial statements.

Consolidated Financial Highlights

Class A

2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 6.81
Income (loss) from investment operations: Net investment income[b]	.02
Net realized and unrealized gain (loss) on investment transactions	.00[d]
Total from investment operations	.02
Net asset value, end of period	$ 6.83
Total Return (%)[c]	.29**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	269
Ratio of expenses (%)	1.87*
Ratio of net investment income (loss) (%)	.85*
Portfolio turnover rate (%)	113

a For the period from June 25, 2001 (commencement of sales of Class A) to October 31, 2001.
b Based on average shares outstanding during the period.
c Total return does not reflect the effect of sales charges.
d Amount is less than $.005.
* Annualized
** Not annualized

Class B

2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 6.81
Income (loss) from investment operations: Net investment income[b]	.01
Net realized and unrealized gain (loss) on investment transactions	(.01)
Total from investment operations	.00
Net asset value, end of period	$ 6.81
Total Return (%)[c]	.00**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	338
Ratio of expenses (%)	2.67*
Ratio of net investment income (loss) (%)	.05*
Portfolio turnover rate (%)	113

a For the period from June 25, 2001 (commencement of sales of Class B) to October 31, 2001.
b Based on average shares outstanding during the period.
c Total return does not reflect the effect of sales charges.
* Annualized
** Not annualized

Class C

2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 6.81
Income (loss) from investment operations: Net investment income[b]	.01
Net realized and unrealized gain (loss) on investment transactions	(.01)
Total from investment operations	.00
Net asset value, end of period	$ 6.81
Total Return (%)[c]	.00**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	91
Ratio of expenses (%)	2.64*
Ratio of net investment income (loss) (%)	.08*
Portfolio turnover rate (%)	113

a For the period from June 25, 2001 (commencement of sales of Class C) to October 31, 2001.
b Based on average shares outstanding during the period.
c Total return does not reflect the effect of sales charges.
* Annualized
** Not annualized

Notes to Consolidated Financial Statements

A. Significant Accounting Policies

Scudder Gold Fund (the "Fund") is a non-diversified series of Scudder Mutual Funds, Inc., (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and is organized as a Maryland Corporation.

The Fund offers multiple classes of shares. On June 25, 2001, the Fund commenced offering Class A, B and C shares. These classes of shares provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Shares of Class AARP are designed for members of AARP. Class S and AARP shares are not subject to initial or contingent deferred sales charges. Class S shares of the Fund are generally not available to new investors. Certain detailed information for the Class S and AARP shares is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from these estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Principles of Consolidation. The consolidated financial statements of the Fund include the accounts of the Fund and Scudder Precious Metals, Inc., a wholly owned subsidiary of the Corporation, whose principal assets are precious metals. All intercompany accounts and transactions have been eliminated.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (U.S. or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Precious Metals Valuation. Gold, silver, platinum and palladium bullion are valued based on the London Fixing or, if there is no London Fixing available, on the last spot settlement; coins and precious metals other than gold, silver, platinum and palladium bullion are valued at the calculated mean between the most recent bid and asked market quotations or, if there are no such bid and ask quotations available simultaneously, at the most recent bid quotation provided by a bona fide market maker at the time of valuation.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2001, the Fund had a net tax basis capital loss carryforward of approximately $85,061,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2005 ($22,426,000), October 31, 2006 ($52,412,000) or October 31, 2007 ($10,223,000), the respective expiration dates.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in passive foreign investment companies and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of withholding tax. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales

During the year ended October 31, 2001, purchases and sales (excluding short-term investments) of investments aggregated $99,352,494 and $102,648,630, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement (the "Management Agreement") with Zurich Scudder Investments, Inc., ("ZSI" or the "Advisor"), formerly Scudder Kemper Investments, Inc., the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 1.00% of the first $500,000,000 of average daily net assets and 0.95% of such net assets in excess of $500,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended October 31, 2001, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 1.00% of the Fund's average daily net assets.

On September 24, 2001, Deutsche Bank and Zurich Financial Services, parent company of ZSI, the investment manager for the Fund, announced that they have signed an agreement in principle under which Deutsche Bank will acquire 100% of ZSI. The agreement in principle does not include ZSI's Threadneedle Investments in the U.K., which will be retained by Zurich Financial Services. On December 4, 2001, a definitive agreement was signed and the transaction is expected to be completed, pending regulatory and shareholder approval and satisfaction of other conditions, in the first half of 2002.

Administrative Fee. Under the Administrative Agreement, (the "Administrative Agreement"), ZSI provides, or pays others to provide, substantially all of the administrative services required by the Fund (other than those provided by ZSI under its Management Agreement with the Fund, as described above) in exchange for the payment by the Fund of an administrative services fee (the "Administrative Fee") of 0.650%, 0.650%, 0.675%, 0.725% and 0.700% of average daily net assets of Class AARP, S, A, B and C shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with ZSI, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of ZSI, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investment Service Company, an affiliate of ZSI, is the transfer, shareholder service and dividend-paying agent for Class A, B and C shares of the Fund. Scudder Service Corporation, also a subsidiary of ZSI, is the transfer, shareholder service and dividend-paying agent for Class S and AARP shares of the Fund. Scudder Trust Company, an affiliate of ZSI, provides subaccounting and recordkeeping services for shareholders in certain retirement and employee benefit plans. In addition, other service providers, not affiliated with ZSI provide certain services (i.e., custody, legal, audit) to the Fund under the Administrative Agreement. ZSI pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by ZSI under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of Independent Directors (including the fees and expenses of their independent counsel). For the year ended October 31, 2001, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at October 31, 2001
Class AARP	$ 2,625	$ 1,125
Class S	601,295	57,473
Class A	342	154
Class B	265	177
Class C	33	20
	$ 604,560	$ 58,949

In addition, the Administrative Fee expense on the Statement of Operations includes ($60,898) changes in estimates of expenses.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc., ("SDI"), formerly Kemper Distributors, Inc., a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the period June 25, 2001 (commencement of sales) through October 31, 2001, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2001
Class B	$ 274	$ 183
Class C	36	22
	$ 310	$ 205

Effective June 25, 2001, in accordance with the Rule 12b-1 under the 1940 Act, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these firms based upon the assets of shareholder accounts the firms service. For the period June 25, 2001 (commencement of sales) through October 31, 2001, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2001
Class A	$ 127	$ 57
Class B	91	61
Class C	12	7
	$ 230	$ 125

Underwriting and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the period June 25, 2001 (commencement of sales) through October 31, 2001, aggregated $189.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the period June 25, 2001 (commencement of sales) to October 31, 2001, there was no CDSC for Class B and Class C. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the period June 25, 2001 (commencement of sales) to October 31, 2001, there were no redemption fees.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor an annual retainer plus specified amounts for attended board and committee meetings.

Other Related Parties. AARP through its affiliates, monitors and approves the AARP Investment Program from ZSI. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Line of Credit

The Fund and several affiliated Funds (the "Participants") share in a $1 billion revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Investing in Emerging Markets and Gold-Related Securities

Investing in gold-related stocks may involve special risks and considerations, including volatility of gold prices, not typically associated with investing in a wider diversification of industries. Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements and their prices more volatile than those of comparable securities in the United States of America.

F. Transactions in Securities of Affiliated Issuers

An affiliated issuer is a company in which the Fund has ownership of at least 5% of the voting securities. A summary of the Fund's transactions with companies which are or were affiliates during the year ended October 31, 2001 is as follows:

Affiliate	Purchases Cost ($)	Sales Proceeds ($)	Dividend Income ($)	Value ($)
Piedmont Mining Co.	-	40,564	-	-

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2001		Year Ended October 31, 2000
	Shares	Dollars	Shares	Dollars
Shares sold
Class AARP	247,790	$ 1,663,284	4,636*	$ 24,708*
Class S	14,224,340	92,125,605	28,585,777	177,202,282
Class A**	62,381	430,719	-	-
Class B**	50,872	356,053	-	-
Class C**	21,422	145,843	-	-
		$ 94,721,504		$ 177,226,990

Shares issued to shareholders in reinvestment of distributions
Class AARP	25	$ 148	-*	$ -*
Class S	39,716	239,886	208,974	1,377,082
		$ 240,034		$ 1,377,082
Shares redeemed
Class AARP	(74,221)	$ (495,553)	(451)*	$ (2,332)*
Class S	(15,596,580)	(100,278,855)	(30,622,041)	(188,949,966)
Class A**	(22,959)	(159,449)	-	-
Class B**	(1,216)	(8,527)	-	-
Class C**	(8,125)	(54,961)	-	-
		$ (100,997,345)		$ (188,952,298)
Net increase (decrease)
Class AARP	173,594	$ 1,167,879	4,185*	$ 22,376*
Class S	(1,332,524)	(7,913,364)	(1,827,290)	(10,370,602)
Class A**	39,422	271,270	-	-
Class B**	49,656	347,526	-	-
Class C**	13,297	90,882	-	-
		$ (6,035,807)		$ (10,348,226)

* For the period from October 2, 2000 (commencement of sales of Class AARP shares) to October 31, 2000.
** For the period from June 25, 2001 (commencement of sales of Class A, B, and C shares) to October 31, 2001.

Report of Independent Accountants

To the Board of Directors of Scudder Mutual Funds, Inc. and the Shareholders of Scudder Gold Fund:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the investment portfolio, and the related consolidated statements of operations and of changes in net assets and the consolidated financial highlights included herein, present fairly, in all material respects, the financial position of Scudder Gold Fund (the "Fund") at October 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights of the classes presented for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and financial highlights presented (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts PricewaterhouseCoopers LLP
December 14, 2001

Officers and Directors

Linda C. Coughlin*
President and Director
Henry P. Becton, Jr.
Director; President, WGBH Educational Foundation
Dawn-Marie Driscoll
Director; President, Driscoll Associates; Executive Fellow, Center for Business Ethics, Bentley College
Edgar R. Fiedler
Director; Senior Fellow and Economic Counsellor, The Conference Board, Inc.
Keith R. Fox
Director; General Partner, The Exeter Group of Funds
Jean Gleason Stromberg
Director; Consultant
Jean C. Tempel
Director; Managing Director, First Light Capital, LLC
Steven Zaleznick
Director; President and Chief Executive Officer, AARP Services, Inc.
Thomas V. Bruns*
Vice President
William F. Glavin, Jr.*
Vice President
Darko Kuzmanovic*
Vice President
James E. Masur*
Vice President
Nick Raffan*
Vice President
Howard S. Schneider*
Vice President
John Millette*
Vice President and Secretary
Kathryn L. Quirk*
Vice President and Assistant Secretary
John R. Hebble*
Treasurer
Thomas Lally*
Assistant Treasurer
Brenda Lyons*
Assistant Treasurer
Caroline Pearson*
Assistant Secretary

* Zurich Scudder Investments, Inc.

Investment Products and Services

Scudder Funds
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Asset Allocation
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Retirement Programs and Education Accounts
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Closed-End Funds
The Argentina Fund, Inc.
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The Korea Fund, Inc.
Montgomery Street Income Securities, Inc.
Scudder Global High Income Fund, Inc.
Scudder New Asia Fund, Inc.
Scudder High Income Trust
Scudder Intermediate Government Trust
Scudder Multi-Market Income Trust
Scudder Strategic Income Trust
Scudder Strategic Municipal Income Trust
Scudder Municipal Income Trust

Scudder funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources

Legal Counsel

Wilkie Farr & Gallagher

787 Seventh Avenue New York, NY 10019-6099
Shareholder Service Agent

Scudder Investments Service Company

P.O. Box 219151 Kansas City, MO 64121
Custodian and Transfer Agent

State Street Bank and Trust Company

225 Franklin Street Boston, MA 02110
Independent Accountants

PricewaterhouseCoopers LLP

160 Federal Street Boston, MA 02110
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048

Notes